Fourth Quarter 2014 Earnings Webcast & Conference Call February 10, 2015 Exhibit 99.2

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Mike Salop Senior Vice President, Investor Relations 2

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Safe Harbor 3 This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward- looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "may," "will," "should," "would," "could," and "might" are intended to identify such forward-looking statements. Readers of this press release by The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the "Risk Factors" section and throughout the Annual Report on Form 10-K for the year ended December 31, 2013. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement. Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: (i) events related to our business and industry, such as: changes in general economic conditions and economic conditions in the regions and industries in which we operate, including global economic and trade downturns, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate, including downturns or declines related to interruptions in migration patterns, or non- performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including, among other things, with respect to price, with global and niche or corridor money transfer providers, banks and other money transfer and payment service providers, including card associations, card-based payment providers, electronic, mobile and Internet-based services, digital currencies and related protocols, and other innovations in technology and business models; deterioration in customer confidence in our business, or in money transfer and payment service providers generally; our ability to adopt new technology and develop and gain market acceptance of new and enhanced services in response to changing industry and consumer needs or trends; changes in, and failure to manage effectively, exposure to foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; political conditions and related actions in the United States and abroad which may adversely affect our business and economic conditions as a whole including interruptions of United States or other government relations with countries in which we have or are implementing significant business relationships with agents or clients; any material breach of security, including cybersecurity, or safeguards of or interruptions in any of our systems or those of our vendors or other third parties; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the failure to realize anticipated financial benefits from these acquisitions, and events requiring us to write down our goodwill; failure to manage credit and fraud risks presented by our agents, clients and consumers; failure to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place, including due to increased costs or loss of business as a result of increased compliance requirements or difficulty for us, our agents or their subagents in establishing or maintaining relationships with banks needed to conduct our services; decisions to change our business mix; adverse rating actions by credit rating agencies; cessation of or defects in various services provided to us by third-party vendors; our ability to realize the anticipated benefits from productivity and cost-savings and other related initiatives, which may include decisions to downsize or to transition operating activities from one location to another, and to minimize any disruptions in our workforce that may result from those initiatives; our ability to protect our brands and our other intellectual property rights and to defend ourselves against potential intellectual property infringement claims; changes in tax laws and unfavorable resolution of tax contingencies; our ability to attract and retain qualified key employees and to manage our workforce successfully; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; (ii) events related to our regulatory and litigation environment , such as: liabilities or loss of business resulting from a failure by us, our agents or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof, including laws and regulations designed to detect and prevent money laundering, terrorist financing, fraud and other illicit activity; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations and industry practices and standards, including changes in interpretations in the United States and globally, affecting us, our agents or their subagents, or the banks with which we or our agents maintain bank accounts needed to provide our services, including related to anti-money laundering regulations, anti-fraud measures, customer due diligence, or agent and subagent due diligence, registration, and monitoring requirements; liabilities or loss of business and unanticipated developments resulting from governmental investigations and consent agreements with or enforcement actions by regulators, including those associated with compliance with or failure to comply with the settlement agreement with the State of Arizona, as amended; the potential impact on our business from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), as well as regulations issued pursuant to it and the actions of the Consumer Financial Protection Bureau and similar legislation and regulations enacted by other governmental authorities related to consumer protection; liabilities resulting from litigation, including class-action lawsuits and similar matters, including costs, expenses, settlements and judgments; failure to comply with regulations and changes in expectations regarding consumer privacy and data use and security; effects of unclaimed property laws; failure to maintain sufficient amounts or types of regulatory capital or other restrictions on the use of our working capital to meet the changing requirements of our regulators worldwide; changes in accounting standards, rules and interpretations or industry standards affecting our business; and (iii) other events, such as: adverse tax consequences from our spin-off from First Data Corporation; catastrophic events; and management's ability to identify and manage these and other risks.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Hikmet Ersek President & Chief Executive Officer 4

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Delivered results in 2014  Returned consumer money transfer to revenue growth  Expanded online and account based capabilities  Enhanced global compliance programs  Generated operating profit margin improvement Overview EPS increased 11% to $1.59 for the full year 5

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Capital Deployment  Approximately $1 billion of operating cash flow generated in 2014  Over $750 million returned through repurchases and dividends 2015 Outlook  EPS outlook in a range of approximately $1.58 to $1.65  Currency and macroeconomic headwinds  Cost savings initiatives and foreign exchange hedge benefits on profitability Capital Deployment and Outlook 6 24% Dividend Increase and New $1.2 Billion Share Repurchase Authorization

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Raj Agrawal Executive Vice President & Chief Financial Officer 7

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. $1,042 $1,026 $350 $352 $30 $32 Q4 2013 Q4 2014 Transaction Fee Foreign Exchange Other ($ in millions) $1,410 $1,422 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.  Consolidated revenue decreased 1% on a reported basis (increased 4% constant currency*)  Transaction fee revenue decreased 2%  Foreign exchange revenue increased 1% Revenue Q4 8

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  80% of Company revenue  Revenue decreased 2%, or increased 2% constant currency*  Total transactions increased 2%  Cross-border principal decreased 1%, or increased 2% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. Consumer-to-Consumer Q4 9

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2C Transaction and Revenue Analysis 10 Q4 2014

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Regions Revenue Growth/ Decline Currency Impact** Transaction Growth/ Decline % of Total Revenue Europe and CIS -5% -6% 6% 21% North America 0% -1% 2% 19% Middle East and Africa -3% -3% -3% 16% Asia Pacific -3% -4% -4% 11% LACA -3% -7% 2% 9% westernunion.com 19% -4% 27% 4% Q4 2014 **Note: Currency impact included in revenue growth. Consumer-to-Consumer 11

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Consumer-to-Business  11% of Company revenue  Revenue increased 4%, or 15% constant currency*  Business Solutions  7% of Company revenue  Revenue increased 1%, or 5% constant currency* *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures. C2B and B2B Q4 12

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. 16.8% 19.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 2013 Q4 2014 Operating Margin Q4  Operating margin increase • Driven primarily by cost savings initiatives and lower integration expenses 13 *Note: See appendix for reconciliation of Non-GAAP to GAAP financial measures.

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Operating margin increase • Primarily due to benefits from cost savings initiatives 20.5% 23.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 2013 Q4 2014 C2C Operating Margin Q4 14

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Operating margin decrease • Primarily due to higher interchange expense 15.6% 14.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 2013 Q4 2014 C2B Operating Margin Q4 15

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Operating Loss  Operating loss of $5 million compared to an operating loss of $11 million in the prior year period  Depreciation and amortization of approximately $13 million in both the current quarter and in the prior year period  The improvement in operating loss was primarily due to lower Travelex integration expense Business Solutions Operating Loss Q4 16

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Year Ended Dec. 31, 2014 Cash Flow from Operations $1.0 billion Capital Expenditures $179 million Stock Repurchases $488 million Dividends Paid $265 million Cash Balance, Dec. 31, 2014 $1.8 billion Debt Outstanding, Dec. 31, 2014 $3.7 billion Financial Strength 17

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved.  Revenue – Low single digit constant currency revenue increase – Low to mid-single digit GAAP revenue decrease, which reflects the expected negative currency impact from depreciation of the Euro and other major currencies  Operating Profit Margin – Operating margin of approximately 21%  Earnings per Share – EPS in a range of approximately $1.58 to $1.65  Cash Flow – Cash flow from operating activities of approximately $1 billion. The cash flow outlook excludes $100 million of anticipated final tax payments relating to the agreement announced with the U.S. Internal Revenue Service in December 2011. Some or all of these payments may occur in 2015. 2015 Outlook 18

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Questions & Answers 19

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Fourth Quarter 2014 Earnings Webcast & Conference Call February 10, 2015 Appendix 20

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Western Union's management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP financial measures include revenue change constant currency adjusted; EBITDA margin; Consumer-to-Consumer segment revenue change constant currency adjusted; Consumer-to-Consumer segment principal per transaction change constant currency adjusted; Consumer-to-Consumer segment cross-border principal change constant currency adjusted; Consumer-to-Business segment revenue change constant currency adjusted; and Business Solutions segment revenue change constant currency adjusted. Constant currency results assume foreign revenues are translated from foreign currencies to the U.S. dollar, net of the effect of foreign currency hedges, at rates consistent with those in the prior year. A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts. Amounts included below are in millions, unless indicated otherwise. Non-GAAP Measures 21

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 22 4Q13 FY2013 1Q14 2Q14 3Q14 4Q14 FY2014 Consolidated Metrics Revenues, as reported (GAAP) 1,421.9$ 5,542.0$ 1,350.8$ 1,405.6$ 1,440.9$ 1,409.9$ 5,607.2$ Foreign currency translation impact (a) 23.9 70.3 32.5 26.3 35.0 63.7 157.5 Revenues, constant currency adjusted 1,445.8$ 5,612.3$ 1,383.3$ 1,431.9$ 1,475.9$ 1,473.6$ 5,764.7$ Prior year revenues, as reported (GAAP) 1,424.7$ 5,664.8$ 1,325.4$ 1,385.9$ 1,408.8$ 1,421.9$ 5,542.0$ Revenue change, as reported (GAAP) 0% (2)% 2% 1% 2% (1)% 1 % Revenue change, constant currency adjusted 1% (1)% 4% 3% 5% 4% 4 % Operating income, as reported (GAAP) 238.4$ 1,107.4$ 272.0$ 278.3$ 314.1$ 276.1$ 1,140.5$ Reversal of depreciation and amortization 64.9 262.8 67.2 68.4 66.8 69.5 271.9 EBITDA (b) 303.3$ 1,370.2$ 339.2$ 346.7$ 380.9$ 345.6$ 1,412.4$ Operating income margin, as reported (GAAP) 16.8% 20.0% 20.1% 19.8% 21.8% 19.6% 20.3 % EBITDA margin (b) 21.3% 24.7% 25.1% 24.7% 26.4% 24.5% 25.2 % Consumer-to-Consumer Segment Revenues, as reported (GAAP) 1,146.5$ 4,433.6$ 1,077.5$ 1,132.1$ 1,150.9$ 1,125.3$ 4,485.8$ Foreign currency translation impact (a) 10.2 29.6 12.5 7.5 17.9 42.8 80.7 Revenues, constant currency adjusted 1,156.7$ 4,463.2$ 1,090.0$ 1,139.6$ 1,168.8$ 1,168.1$ 4,566.5$ Prior year revenues, as reported (GAAP) 1,153.2$ 4,584.3$ 1,050.2$ 1,108.8$ 1,128.1$ 1,146.5$ 4,433.6$ Revenue change, as reported (GAAP) (1)% (3)% 3% 2% 2% (2)% 1 % Revenue change, constant currency adjusted 0% (3)% 4% 3% 4% 2% 3 % Principal per transaction, as reported ($ - dollars) 335$ 338$ 338$ 341$ 339$ 323$ 335$ Foreign currency translation impact (a) ($ - dollars) - 1 2 (2) - 12 3 Principal per transaction, constant currency adjusted ($ - dollars) 335$ 339$ 340$ 339$ 339$ 335$ 338$ Prior year principal per transaction, as reported ($ - dollars) 341$ 343$ 341$ 340$ 339$ 335$ 338$ Principal per transaction change, as reported (2)% (1)% (1)% 0% 0% (4)% (1)% Principal per transaction change, constant currency adjusted (2)% (1)% 0% 0% 0% 0% 0 % Cross-border principal, as reported ($ - billions) 19.5$ 73.9$ 18.3$ 19.7$ 20.0$ 19.2$ 77.2$ Foreign currency translation impact (a) ($ - billions) - 0.1 0.1 (0.1) - 0.8 0.8 Cross-border principal, constant currency adjusted ($ - billions) 19.5$ 74.0$ 18.4$ 19.6$ 20.0$ 20.0$ 78.0$ Prior year cross-border principal, as reported ($ - billions) 18.0$ 71.3$ 16.9$ 18.5$ 19.0$ 19.5$ 73.9$ Cross-border principal change, as reported 8% 4% 8% 7% 5% (1)% 5 % Cross-border principal change, constant currency adjusted 8% 4% 9% 6% 5% 2% 6%

Western Union | ©2015 Western Union Holdings, Inc. All Rights Reserved. Reconciliation of Non-GAAP Measures 23 4Q13 FY2013 1Q14 2Q14 3Q14 4Q14 FY2014 Consumer-to-Business Segment Revenues, as reported (GAAP) 149.5$ 608.5$ 147.2$ 145.9$ 150.4$ 155.3$ 598.8$ Foreign currency translation impact (a) 10.2 31.6 16.6 18.8 18.1 16.6 70.1 Revenues, constant currency adjusted 159.7$ 640.1$ 163.8$ 164.7$ 168.5$ 171.9$ 668.9$ Prior year revenues, as reported (GAAP) 152.1$ 603.9$ 153.7$ 153.0$ 152.3$ 149.5$ 608.5$ Revenue change, as reported (GAAP) (2)% 1% (4)% (5)% (1)% 4% (2)% Revenue change, constant currency adjusted 5% 6% 7% 8% 11% 15% 10 % Busi ess Solutions Segment Revenues, as reported (GAAP) 100.2$ 392.9$ 99.4$ 98.2$ 105.8$ 101.2$ 404.6$ Foreign currency translation impact (a) 3.1 8.0 2.7 (0.3) (1.6) 3.7 4.5 Revenues, constant currency adjusted 103.3$ 400.9$ 102.1$ 97.9$ 104.2$ 104.9$ 409.1$ Prior year revenues, as reported (GAAP) 92.6$ 367.4$ 92.8$ 98.3$ 101.6$ 100.2$ 392.9$ Revenue change, as reported (GAAP) 8% 7% 7% 0% 4% 1% 3 % Revenue change, constant currency adjusted 12% 9% 10% 0% 3% 5% 4 % Non-GAAP related notes: (a) (b) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") results from taking operating income and adjusting for depreciation and amortization expenses. EBITDA results provide an additional performance measurement calculation which helps neutralize the operating income effect of assets acquired in prior periods.